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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: JANUARY 17, 2001



                               INSILCO HOLDING CO.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





         Delaware                    0-24813                   06-1158291
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(STATE OR OTHER JURISDICTION OF    (COMMISSION                (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NO.)             IDENTIFICATION NUMBER)




                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468
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               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




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ITEM 5.  OTHER EVENTS.

Insilco Holding Co.'s press release issued January 17, 2001 is attached as an exhibit and is incorporated herein by reference.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)   Exhibits.

               EXHIBIT NO.                  DESCRIPTION

                99 (a)           Press release of the Company issued
                                 January 17, 2001.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    INSILCO HOLDING CO.
                                    ---------------------------------------
                                    Registrant



Date:  January 17, 2001             By: /S/ MICHAEL R. ELIA
                                        -----------------------------------
                                        Michael R. Elia
                                        Senior Vice President, Chief Financial
                                        Officer, Treasurer and Secretary

                                  EXHIBIT INDEX






     EXHIBIT NO.                         DESCRIPTION


      99 (a)               Press release of the Company issued January 17, 2001.